May 1, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at franklintempleton.com/ftviptfunds. You can also get this information at no cost by calling 1-888-FRANKLIN or by sending an e-mail request to FTVIPTprospectus@franklintempleton.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, as may be amended from time to time, are incorporated by reference into this Summary prospectus, which means that they are legally a part of this Summary prospectus. Shares of the insurance funds of Franklin Templeton Variable Insurance Products Trust are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts to serve as the underlying investment vehicles for variable contracts; (2) certain qualified plans; and (3) other mutual funds (fund of funds). This Summary prospectus is not intended for use by other investors. Please check with your insurance company for availability. Please read this Summary prospectus together with your variable annuity or variable life insurance product prospectus.

Franklin Templeton Variable Insurance Products Trust | Class 4	SUMMARY PROSPECTUS
Mutual International Securities Fund

Investment Goal

Capital appreciation, which may occasionally be short term. The secondary goal is income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The tables and the example do not include any fees or sales charges imposed by variable insurance contracts, qualified retirement plans or other mutual funds. If they were included, your costs would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Class 4
Maximum Sales Charge (Load) Imposed on Purchases	N/A

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Class 4
Management fees	0.80%
Distribution and service (12b-1) fees	0.35%
Other expenses	4.08%
Total annual Fund operating expenses	5.23%
Fee waiver and/or expense reimbursement[1]	-3.93%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.30%

1. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and other expenses) do not exceed 0.95% (other than certain non-routine expenses), until April 30, 2013. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by the investment manager and/or administrator for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 132	$ 1,215	$ 2,292	$ 4,963

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67.91% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-U.S. issuers. The investment manager focuses the Fund’s investments on securities believed to be available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests primarily in undervalued equity securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund primarily invests are common stocks. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies.

The Fund invests primarily in securities of Asian and European companies that the investment manager believes are undervalued.

The Fund normally invests in securities from at least five different countries, although, from time to time, it may invest all of its assets in a single country. The Fund also may invest up to 20% of its total assets in securities of U.S. issuers, and securities of issuers from the Middle East and the remaining regions of the world, including emerging markets.

The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund currently invests the equity portion of its portfolio primarily to predominantly in mid- and large cap companies, with the remaining portion of its equity portfolio in smaller companies.

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts and currency futures contracts (including currency index futures contracts) when, in the investment manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives.

Portfolio Selection

The investment manager employs a research driven, fundamental value strategy for the Fund. Investments are generally selected based on the investment manager's own analysis of the security's intrinsic value, including for equity securities, an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. The investment manager examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Region Focus   Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.

Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe.

Developing Market Countries   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Merger Arbitrage Securities and Distressed Companies   A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in merger arbitrage securities may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Derivative Instruments   The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of an investment in the Fund. The bar chart shows the Fund's performance for the most recent calendar year for Class 4 shares. The table shows how the Fund's average annual returns for 1 year and since inception compared to that of a broad measure of market performance. Updated performance information is available at: https://www.franklintempleton.com/retail/app/product/views/FTVIPFunds.jsf. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by variable insurance contracts, qualified plans or other mutual funds. If they had been included, the returns shown below would be lower. Investors should consult the variable insurance contract prospectus, or the disclosure documents for qualified plans or mutual funds for more information.

ANNUAL TOTAL RETURNS

Best Quarter:	Q3'10	10.83%
Worst Quarter:	Q3'11	-19.56%
As of March 31, 2012, the Fund's year-to-date return was 12.64%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2011
	1 Year	Since Inception 6/15/2009
Mutual International Securities Fund - Class 4	-12.10%	9.38%
MSCI EAFE Index Net Return (Local currency) (index reflects no deduction for fees, expenses or taxes)	-12.15%	3.47%

Investment Manager

Franklin Mutual Advisers, LLC (Franklin Mutual)

Portfolio Managers

PHILIPPE BRUGERE-TRELAT   Executive Vice President of Franklin Mutual and portfolio manager of the Fund since inception (2009).

ANDREW SLEEMAN, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since inception (2009).

Purchase and Sale of Fund Shares

Shares of the Fund are sold to insurance companies’ separate accounts (Insurers) to fund variable annuity or variable life insurance contracts and to qualified plans. Insurance companies offer variable annuity and variable life insurance products through separate accounts. Shares of the Fund may also be sold to other mutual funds, either as underlying funds in a fund of funds or in other structures. In periods of market volatility, Fund assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fees and expenses table above. In addition, Fund shares are held by a limited number of Insurers and, when applicable, funds of funds. Substantial withdrawals by one or more Insurers, qualified retirement plans or funds of funds could reduce Fund assets, causing total Fund expenses to become higher than the numbers shown in the fees and expenses table above.

The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. The terms of offerings of funds of funds and feeder funds are included in those funds' prospectuses. Investors should consult the variable contract prospectus, disclosure document or fund of funds prospectus for more information on fees and expenses imposed by variable insurance contracts, qualified retirement plans or investment companies.

Taxes

Because shares of the Fund are generally purchased through variable annuity contracts or variable life insurance contracts, the Fund's distributions (which the Fund expects, based on its investment objectives and strategies to consist of ordinary income, capital gains or some combination of both) will be exempt from current taxation if left to accumulate within the variable contract. You should refer to your contract prospectus for more information on these tax consequences.

Payments to Sponsoring Insurance
Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts which offer Fund shares and/or for other services. These payments may create a conflict of interest for a financial intermediary, or be a factor in the insurance company's decision to include the Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your financial intermediary's website, or consult the variable insurance contract prospectus or this Fund's prospectus.

Investment Company Act file #811-05583 © 2012 Franklin Templeton Investments. All rights reserved.	761 PSUM 05/12